UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 10, 2017, the Board of Directors of Entercom Communications Corp. (the “Company”), upon the recommendation of the Compensation Committee of the Company’s Board of Directors, approved certain changes to the Company’s Non-Employee Director Compensation Policy (“Director Comp Policy”).

The revised Director Comp Policy provides for an annual cash retainer of $80,000 and an annual equity compensation grant of $120,000 in restricted stock. In addition, the revised Director Comp Policy provides for the following fees which are a function of Board roles:

Committee Non-chair / Membership Fee:

•	Audit Committee - $20,000 per year

•	Compensation Committee - $15,000 per year; and

•	Nominating/Corporate Governance Committee - $10,000 per year.

Committee Chair / Membership Fee:

•	Audit Committee Chair - $35,000 per year; and

•	Compensation Committee Chair - $25,000 per year.

•	Nominating/Corporate Governance Chair - $15,000 per year.

Independent Lead Director (if applicable): $25,000 per year

The foregoing is a summary description of the material changes to the Director Comp Policy. Reference is made to the complete text of the Director Comp Policy, which is filed as an exhibit to this current report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)-1 Entercom Annual Incentive Plan

On May 10, 2017, the Company held its annual meeting of shareholders (the “Annual Meeting”) at which the shareholders of the Company re-approved the Entercom Annual Incentive Plan (the “AI Plan”). A description of the terms and conditions of the AI Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission on March 17, 2017 and incorporated herein by reference. Such description is qualified entirely by reference to the actual terms of the Plan, a copy of which was filed as Exhibit A to the Proxy Statement.

(e)-2 Amendment to Employment Agreement - Joseph Field

On May 10, 2017, the Company entered into an Amendment to Employment Agreement with Joseph M. Field (the “Field Amendment”). Pursuant to the Field Amendment, Mr. Field

agreed to reduce his compensation from three times the annual cash retainer and three times the annual equity compensation pursuant to the Director Comp Policy (as defined above) to the same level of annual cash retainer and annual equity compensation pursuant to the Director Comp Policy.

The foregoing is a summary description of the Field Amendment and by its nature is incomplete. For further information regarding the terms and conditions of the Field Amendment, reference is made to the complete text of the Field Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

(e)-3 Amendment to Employment Agreement - Andrew Sutor

On May 15, 2017, the Company entered into a new employment agreement for Andrew Sutor, pursuant to which Mr. Sutor will continue to serve as the Company’s Senior Vice President and General Counsel (the “Sutor Agreement”).

The Sutor Agreement extends Mr. Sutor’s service to the Company through May 15, 2021, with automatic one year extensions following the initial term, unless either party provides prior notice of non-extension.

The Sutor Agreement provides for an annual base salary of $450,000 through May 15, 2018, subject to an annual increase of three percent (3%). In addition, Mr. Sutor is eligible for an annual cash performance bonus with a target of $150,000 as determined in the discretion of the Compensation Committee of the Board (the “Compensation Committee”) based on its review of the Company’s performance and Mr. Sutor’s performance for the year. In addition, Mr. Sutor is eligible for future annual equity grants with a target value of $300,000 as determined by the Compensation Committee based upon the recommendation of the Company’s Chief Executive Officer. In addition, Mr. Sutor is eligible to participate in benefit plans generally available to the Company’s officers.

In the event that Mr. Sutor’s employment (a) is terminated by the Company without “cause” (other than due to disability); or (b) terminates as of May 15, 20121 or any May 15 thereafter due to a notice of non-renewal by the Company and the Company has not made an offer of continued employment at the same then current salary and bonus package, Mr. Sutor will be entitled to receive, as severance, the continued payment of his annual base salary for twelve (12) months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in the Sutor Agreement).

The foregoing is a summary description of the material terms of the Sutor Agreement and by its nature is incomplete. For further information regarding the terms and conditions of the Sutor Agreement, reference is made to the complete text of the Sutor Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 10, 2017, Entercom Communications Corp. (the “Company”) held its annual meeting of shareholders.

(b) The following matters were voted on at the Company’s annual meeting of shareholders:

(i)	the election of two Class A directors;

(ii)	the election of four directors other than Class A directors;

(iii)	the re-approval of the Entercom Annual Incentive Plan

(iv)	an advisory vote on executive compensation

(v)	an advisory vote on the frequency of future advisory votes on executive compensation; and

(vi)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

At the annual meeting of shareholders:

(i)	Mark R. LaNeve and David Levy were elected as Class A directors for one-year terms expiring at the Company’s 2018 annual meeting or until their successors are duly elected and qualified;

(ii)	Joseph M. Field, David J. Field, David J. Berkman and Joel Hollander were elected as directors for one-year terms expiring at the Company’s 2018 annual meeting or until their successors are duly elected and qualified;

(iii)	the shareholders re-approved the Entercom Annual Incentive Plan;

(iv)	the following resolution regarding the advisory vote on executive compensation was adopted:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED;”

(v)	a frequency of every Three Years for future advisory votes on executive compensation received the most votes; and

(vi)	the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

The voting results were as follows:

(I) Election of Class A Directors:

Nominee	For	Withheld	Broker Non- Vote
Mark R. LaNeve	17,296,828	1,697,920	5,937,771
David Levy	18,564,260	430,488	5,937,771

(II) Election of Other Directors:

Nominee	For	Withheld	Broker Non- Vote
Joseph M. Field	84,558,689	741,379	5,937,771
David J. Field	84,956,039	344,029	5,937,771
David J. Berkman	83,096,917	2,203,151	5,937,771
Joel Hollander	82,575,045	2,725,023	5,937,771

(III) Re-approval of the Entercom Annual Incentive Plan.

For	Against	Abstain	Broker Non- Vote
84,853,230	359,220	87,618	5,937,771

(IV) Advisory Vote On Executive Compensation:

For	Against	Abstain	Broker Non- Vote
72,647,458	12,648,814	3,796	5,937,771

(V) Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One Year	Two Years	Three Years	Abstain	Broker Non- Vote
12,674,497	4,511	72,570,515	50,545	5,937,771

(VI) Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017.

For	Against	Abstain	Broker Non- Vote
90,977,491	259,541	807	—

Item 9.01. Exhibits

(d)	Exhibits

Exhibit No.	Title

10.01	Entercom Non-Employee Director Compensation Policy. (#)

10.02	Entercom Annual Incentive Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement on Schedule 14A filed on March 17, 2017.

(#)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Senior Vice President and Secretary

Dated: May 16, 2017

EXHIBIT INDEX

Exhibit No.	Title

10.01	Entercom Non-Employee Director Compensation Policy. (#)

10.02	Entercom Annual Incentive Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement on Schedule 14A filed on March 17, 2017.

(#)	Filed herewith.